ALPS ETF TRUST

Alerian Energy Infrastructure ETF (NYSE ARCA: ENFR)

(THE “FUND”)

SUPPLEMENT DATED JULY 20, 2018

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION (THE “SAI”) DATED MARCH 31, 2018, AS SUPPLEMENTED

Effective July 18, 2018, the name and methodology of the Fund’s underlying index, the Alerian Energy Infrastructure Index have changed. Therefore, the disclosures contained in the Summary Prospectus, Prospectus and SAI are modified as follows:

Summary Prospectus, Prospectus and Statement of Additional Information

All references to the Alerian Energy Infrastructure Index are hereby replaced with the Alerian Midstream Energy Select Index.

Summary Prospectus and Prospectus

The second and third sentences of the second paragraph of the Principal Investment Strategies section of the Fund’s Summary Prospectus and Summary Prospectus Section of the Prospectus are hereby deleted and replaced with the following:

Midstream energy companies must earn the majority of their cash flow from qualifying midstream activities involving energy commodities. Qualifying midstream activities include gathering and processing, liquefaction, pipeline transportation, rail terminaling, and storage. Midstream energy companies include midstream MLPs and midstream corporations.

In addition, in order to be included in the Underlying Index, midstream energy companies must have principal executive offices in the United States or Canada and have a median daily trading volume of at least USD 2.5 million for the six-month period preceding the data analysis date.

MLPs are publicly traded partnerships engaged in, among other things, the transportation, storage and processing of minerals and natural resources, and are treated as partnerships for U.S. federal income tax purposes. By confining their operations to these specific activities, MLP interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level income taxation. To qualify as an MLP and not be taxed as a corporation for income tax purposes, a partnership must, for any taxable year, receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Code (as defined below).

The sixth through eleventh paragraphs of the Principal Investment Strategies section of the Fund’s Summary Prospectus and Summary Prospectus Section of the Prospectus are hereby deleted.

The following language is hereby deleted from the Principal Investment Risks – Industry Specific Risks section of the Fund’s Summary Prospectus and Summary Prospectus Section of the Prospectus:

(including both midstream energy businesses and those involved in the retail distribution of electricity and gas)

Prospectus

The second and third sentences of the paragraph under the heading, Alerian Energy Infrastructure ETF – Index Description, are hereby deleted.

The section titled “Alerian Energy Infrastructure ETF – Index Construction” is hereby deleted and replaced with the following:

A midstream energy business must meet the following criteria to be included in the Alerian Midstream Energy Select Index, depending on the category of the midstream energy business:

•	Have its principal executive offices located in the United States or Canada

•	Earn the majority of its cash flow from qualifying midstream activities involving energy commodities

•	Have a median daily trading volume of at least $2.5 million U.S. dollars for the six-month period preceding the data analysis date

A non-constituent will only be added to the Underlying Index during the quarterly rebalancing process if it meets all criteria or special rebalancing process if it is meets all criteria and is acquiring the constituent that is being removed. A non-constituent that is party to an announced transaction that will lead to a delisting of the security is not eligible to be added to the Underlying Index. A constituent will remain in the Underlying Index if it continues to meet the first two criteria and has a median daily trading volume of at least USD 2.0 million for the six-month period preceding the data analysis date. Constituents will only be removed from the Underlying Index for failing to meet criteria during the quarterly rebalancing process.

These criteria are reviewed regularly to ensure consistency with industry trends. Any material changes will be announced on www.alerian.com.

Underlying Index rebalancings fall into two groups: quarterly rebalancings and special rebalancings. Quarterly rebalancings occur on the third Friday of each March, June, September, and December, and are effective at the open of the next trading day. In the event that the major U.S. and Canadian exchanges are closed on the third Friday of March, June, September, or December, the rebalancing will take place after market close on the immediately preceding trading day. Data relating to constituent eligibility, additions, and deletions are compiled and analyzed as of 16:00 EST on the last trading day of February, May, August, and November. The Underlying Index shares of each constituent are then calculated to the system described below and assigned after market close on the quarterly rebalancing date. Since Underlying Index shares are assigned based on prices on the last trading day of February, May, August, and November, the weight of each constituent on the quarterly rebalancing date may differ from its target weight due to market movements.

Special rebalancings are triggered by corporate actions and will be implemented as practically as possible on a case-by-case basis. Generally, in a merger between two or more Underlying Index constituents, the special rebalancing will take place one trading day after the constituent’s issuance of a press release indicating all needed merger votes have passed. If the stock is delisted before market open on the first trading day after all needed merger votes have passed, the delisted security will trade at the conversion price, including any cash consideration. Only the shares outstanding and investable weight factors of the surviving constituents in a merger will be updated to reflect the latest information available. Data are analyzed as of 16:00 ET two trading days prior to the last required merger vote. Index shares are then calculated to the weighting scheme above and assigned after market close on the rebalancing date.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.